Exhibit 3.2

                                 STATE OF NEVADA

ROSS MILLER                                              SCOTT W.ANDERSON
Secretary of State                                        Deputy Secretary
                                                       for Commercial Recordings

                                  OFFICE OF THE
                               SECRETARY OF STATE

                             Filing Acknowledgement
                                                                 October 1, 2007

Job Number                     Corporation Number
C20071005-0403                 E0674132007-0


                                   Document Filing
Filing Description                 Number                    Date/Time of Filing

Merge In                           0070682416-26             October 1, 2007
                                                             06:18:33 AM


Corporation Name                                Resident Agent
SMSA EL PASO ACQUISITION CORP.                  THE CORPORATION TRUST COMPANY
                                                OF NEVADA



The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have bee affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.


                                                              Respectfully,
                                                              /s/ Ross Miller
                                                              ROSS MILLER
                                                              Secretary of State

                          Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 81/2" x11" blank sheet containing the (: 1) Unchecked required information for each additional entity.

     Senior Management Services of El Paso Sunset Inc.
     -------------------------------------------------------------
     Name of merging entity


     Texas                                             Corporation
     ------------                                      -----------
     Jurisdiction                                      Entity type *


     -------------------------------------------------------------
     Name of merging entity


     ------------                                      -----------
     Jurisdiction                                      Entity type *



     -------------------------------------------------------------
     Name of merging entity


     ------------                                      -----------
     Jurisdiction                                      Entity type *



     -------------------------------------------------------------
     Name of merging entity


     ------------                                      -----------
     Jurisdiction                                      Entity type *


     and,

     SMSA El Paso I Acquisition Corp.
     --------------------------------
     Name of surviving entity

     Nevada                                            Corporation
     ------------                                      -----------
     Jurisdiction                                      Entity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.     Nevada Secretary of State
                                                           AM Merger Page 1 2007
                                                            Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY


2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90) :

               Attn:_____________________________

               c/o:______________________________
                   ______________________________


3)   (Choose one)

     [ ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a)  Owner's approval was not required from

     -------------------------------------
     Name of merging entity, if applicable

     -------------------------------------
     Name of merging entity, if applicable

     -------------------------------------
     Name of merging entity, if applicable

     -------------------------------------
     Name of merging entity, if applicable

     and, or;

     -------------------------------------
     Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.     Nevada Secretary of State
                                                           AM Merger Page 1 2007
                                                            Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

     Senior Management Services of El Paso Sunset, Inc.
     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     and, or;

     SMSA El Paso I Acquisition Corp.
     --------------------------------------------------
     Name of surviving entity, if applicable




* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees.     Nevada Secretary of State
                                                           AM Merger Page 1 2007
                                                            Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):
     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     and, or;

     --------------------------------------------------
     Name of surviving entity, if applicable




This form must be accompanied by appropriate fees.     Nevada Secretary of State
                                                           AM Merger Page 1 2007
                                                            Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:




6)   Location of Plan of Merger (check a or b):



[ ]  (a) The entire plan of merger is attached; or,

[X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)   Effective date (optional)**:



* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).



This form must be accompanied by appropriate fees.     Nevada Secretary of State
                                                           AM Merger Page 1 2007
                                                            Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

     (if there are more than four merging entities, check box [ ] and attach an 8 %" x 1 1 " blank sheet containing the required information for each additional entity.):

     Senior Manaagement Services of El Paso Sunset, Inc.
     -----------------------------------------------------
     Name of merging entity

     X /s/ Timothy P. Halter                  President         9-22-07
     -----------------------                  ---------         -------
     Signature                                Title             Date


     -----------------------------------------------------
     Name of merging entity

     X
     -----------------------                  ---------         -------
     Signature                                Title             Date


     -----------------------------------------------------
     Name of merging entity

     X
     -----------------------                  ---------         -------
     Signature                                Title             Date


     -----------------------------------------------------
     Name of merging entity

     X
     -----------------------                  ---------         -------
     Signature                                Title             Date


     SMSA El Paso I Acquisition Corp.
     -----------------------------------------------------
     Name of surviving entity

     X /s/ Timothy P. Halter                  President         9-22-07
     -----------------------                  ---------         -------
     Signature                                Title             Date




* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.



This form must be accompanied by appropriate fees.     Nevada Secretary of State
                                                           AM Merger Page 1 2007
                                                            Revised on: 01/01/07
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